UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 3, 2020

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

Delaware	000-27782	11-3297463
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor
Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 782-6200
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The NASDAQ Stock Market
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Dime Community Bancshares, Inc. (the “Company”) held a special meeting of shareholders on December 3, 2020 (the “Special Meeting”) related to the Company’s proposed merger with Bridge Bancorp, Inc. (“Bridge”).  At the close of business on the record date of the Special Meeting, there were a total of 33,049,882 shares of common stock outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, 26,628,327 shares of common stock were represented, therefore a quorum was present.  At the Special Meeting, the Company’s shareholders voted on three proposals, as more specifically described in the joint proxy statement and prospectus of Dime and Bridge, dated October 16, 2020.  Set forth below are the final results of shareholder votes for all proposals.

Proposal 1 – Approval of the Merger Agreement

The approval of the Agreement and Plan of Merger, dated as of July 1, 2020, by and between Bridge and the Company, and the merger pursuant to which the Company will merge with and into Bridge, was approved by the requisite majority of the issued and outstanding shares of the common stock of the Company, as indicated below:

For	Against	Abstain	Broker Non-Votes
26,359,041	188,736	80,550	0

Proposal 2 - Compensation Proposal

The approval, in a non-binding advisory vote, of a resolution regarding the compensation that may become payable to the Company’s named executive officers in connection with the merger, as disclosed in the table under the caption “Description of the Merger - Interests of Dime’s Directors and Executive Officers in the Merger - Merger-Related Executive Compensation for Dime’s Named Executive Officers” in the joint proxy statement/prospectus in accordance with Item 402(t) of Regulation S-K, including the associative narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
20,843,365	5,517,049	267,913	0

Proposal 3 – Adjournment Proposal

The approval of the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in favor of Proposal 1, approval of the Agreement and Plan of Merger, if there are not sufficient votes at the time of the Special Meeting to approve the Agreement and Plan of Merger and the merger, was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
24,398,637	2,110,957	118,733	0

Although Proposal 3 was approved, the adjournment of the Special Meeting was not necessary because the Company’s shareholders approved Proposal 1.

Item 8.01.	Other Events

On December 3, 2020, the Company and Bridge issued a joint press release announcing that each company’s shareholders approved the Agreement and Plan of Merger.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Number	Exhibit
99.1	Joint Press Release dated December 3, 2020
104.1	The cover page from the Dime Community Bancshares, Inc.’s Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

Patricia M. Schaubeck
Executive Vice President & General Counsel

Dated: December 3, 2020